SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

APOLLO GOLD CORPORATION

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

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(4)	Date Filed: N/A

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NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
APOLLO GOLD CORPORATION
AND MANAGEMENT INFORMATION AND PROXY CIRCULAR

———————————————————————————————————————

i

INVITATION TO SHAREHOLDERS

It is my great pleasure to invite you to join our board of directors and the senior management of Apollo Gold Corporation at our next annual and special meeting, which convenes at 10 a.m. (Colorado time) on Wednesday, May 24, 2006, at the Embassy Suites Denver Tech Center, 10250 East Costilla Avenue, Centennial, Colorado, USA.

I urge you to attend if you can. This occasion is your opportunity to receive a first-hand account of how Apollo Gold Corporation performed for the year ended December 31, 2005, as well as to hear our plans for the future.

Should you have any questions for senior management, the annual meeting is an excellent place to raise them.

If you cannot attend in person, I encourage you to exercise the power of your proxy, by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the annual and special meeting and wish to change your proxy vote, you may change your proxy by voting in person at the annual and special meeting. For further information regarding the power of your proxy please read the accompanying Management Information and Proxy Circular.

I appreciate your participation, and I look forward to seeing you this May in Centennial, Colorado.

Sincerely,

(Signed)	R. David Russell
	President and	April 24, 2006
Chief Executive Officer

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of Apollo Gold Corporation (the “Corporation”) will be held at the Embassy Suites Denver Tech Center, 10250 East Costilla Avenue, Centennial, Colorado, USA on Wednesday, May 24, 2006, at 10:00 a.m. (Colorado time) for the following purposes:

(1)

to receive the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2005, together with the report of the auditors thereon;

(2)

to elect directors of the Corporation;

(3)

to appoint the Corporation’s independent auditors and to authorize the directors to fix their remuneration;

(4)

to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution authorizing certain amendments to the stock option incentive plan of the Corporation, as more particularly described in the Circular; and

(5)

to transact such other business as may properly come before the Meeting or any adjournment thereof.

The accompanying Management Information and Proxy Circular provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, AND TO RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy. Proxies to be used at the Meeting must be deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queen’s Quay East, Unit #6, Toronto, Ontario, M5A 4K9 Canada, before 5:00 p.m. (Toronto time) on May 22, 2006.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. In addition, please read the section entitled Q&A on Proxy Voting “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?”

By Order of the Board

(Signed)

R. David Russell
President and
Chief Executive Officer

Greenwood Village, Colorado
April 24, 2006

APOLLO GOLD CORPORATION

MANAGEMENT INFORMATION AND PROXY CIRCULAR

GENERAL PROXY INFORMATION

Solicitation of Proxies

This Management Information and Proxy Circular (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Apollo Gold Corporation (the “Corporation” or “Apollo”) for use at the annual and special meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Wednesday, May 24, 2006, at 10 a.m. (Colorado time), or any adjournment thereof, at the Embassy Suites Denver Tech Center, 10250 East Costilla Avenue, Centennial, Colorado, USA for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation at nominal cost. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Corporation.

This Circular, the Notice of Meeting and accompanying Proxy are being mailed on or about April 28, 2006.

Quorum

A quorum is required in order for the Meeting to be properly constituted. The holders of at least one-third of the shares entitled to vote at a meeting of shareholders, personally present or represented by proxy, shall constitute a quorum.

Voting Shares and Principal Holders Thereof

The authorized capital of the Corporation consists of an unlimited number of common shares (“Common Shares”). As of the close of business on April 24, 2006, the record date for the Meeting, 121,396,859 Common Shares were outstanding and entitled to vote. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) under the symbol APG, and on the American Stock Exchange (“AMEX”) under the symbol AGT.

Beneficial Ownership Table

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Shares as of April 15, 2006 by (i) all persons who are known to us to be beneficial owners of five percent (5%) or more of the Common Shares, (ii) each of the proposed directors, (iii) the chief executive officer, the chief financial officer and the next five most highly compensated executive officers of the Corporation (collectively, the “Named Executive Officers”) and (iv) all proposed directors and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 2006 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all Common Shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 121,396,859 of our Common Shares outstanding as of April 15, 2006.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Jipangu Inc.(2)	23,650,000	(2)	19.5%
RAB Special Situations (Master) Fund Limited(3)	16,766,056	(3)	9.99%
R. David Russell	3,016,503	(4)(5)(6)	2.48%
W.S. (Steve) Vaughan	105,000	(4)	*
G. Michael Hobart	106,000	(4)	*
Charles E. Stott	197,072	(4)	*
Richard P. Graff	50,000	(4)	*
Robert W. Babensee	Nil		*
Melvyn Williams	695,666	(4)(5)	*
Richard F. Nanna	1,797,991	(4)	1.48%
Donald W. Vagstad(7)	654,810	(4)	*
Donald O. Miller(7)	584,750	(4)	*
Marvin K. Kaiser	Nil		*
David W. Peat	Nil		*
All executive officers and directors as a group (8 persons)	5,968,232	(8)	4.92%

*

Represents less than 1% of our outstanding Common Shares.

(1)

Unless otherwise noted, all shares are Common Shares.

(2)

Based on information reported by Jipangu Inc. in its Schedule 13D/A filed with the SEC on February 1, 2006. The address for Jipangu Inc. is 3-6-9 Kita-Shinagawa, Shinagawa-Ku, Tokyo, 140-0001 Japan. Includes 21,650,000 Common Shares and 2,000,000 warrants. Each warrant is exercisable until January 26, 2008, at Cdn$0.39 for one Common Share.

(3)

Based on information reported by RAB Special Situations (Master) Fund Limited in its Schedule 13G/A filed with the SEC on March 16, 2006. The address for RAB Special Situations (Master) Fund Limited is P.O. Box 908 GT, Walker House Mary Street, George Town, Cayman Islands. Includes (i) 9,316,056 Common Shares; (ii) share purchase warrants exercisable to acquire an additional 3,100,000 Common Shares; and (iii)  12% series 2004-B secured convertible debentures (the “Series B Debentures”) of the Corporation in the principal amount of $3,000,000 convertible into 4,000,000 Common Shares. Philip Richards, a director of RAB Special Situations (Master) Fund Limited owns 350,000 Common Shares. Under the terms of the share purchase warrants and the Series B Debentures, in no event shall such securities be converted into Common Shares, if after giving effect to such conversion, the holder would, in aggregate, beneficially own Common Shares in excess of 20% of the issued and outstanding Common Shares, within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended.

(4)

Amounts shown include Common Shares subject to options exercisable within 60 days as follows: 105,000 Common Shares for Mr. Vaughan; 800,403 Common Shares for Mr. Russell; 105,000 Common Shares for Mr. Hobart; 195,072 Common Shares for Mr. Stott; 50,000 Common Shares for Mr. Graff; 262,500 Common Shares for Mr. Williams; 769,866 Common Shares for Mr. Nanna; 367,010 Common Shares for Mr. Vagstad; and 225,000 Common Shares for Mr. Miller.

(5)

Amounts shown include Common Shares subject to Series B Debentures convertible within 60 days as follows: 133,333 Common Shares for Mr. Williams; and 400,000 Common Shares for Mr. Russell (such debenture being owned by a member of Mr. Russell’s immediate family). Amounts shown include Common Shares subject to warrants exercisable within 60 days: 60,000 Common Shares for Mr. Williams; and 180,000 Common Shares for Mr. Russell (such warrants being owned by a member of Mr. Russell’s immediate family).

(6)

Shares beneficially owned by Mr. Russell also include 100 Common Shares owned by a member of Mr. Russell’s immediate family.

(7)

Employment with the Corporation was terminated as of February 18, 2006.

(8)

Shares beneficially owned by all officers and directors as a group include options, warrants and/or Series B Debentures to purchase up to 3,715,684 of our Common Shares which may be exercised or converted in whole or in part within 60 days. Includes all executive officers and directors as of April 15, 2006.

Q & A on Proxy Voting

Q:

What am I voting on?

A:

Shareholders are voting on the election of directors to the board of directors of the Corporation (the “Board”) for 2006 and the appointment of auditors for the Corporation for 2006.

Q:

Who is entitled to vote?

A:

Shareholders as of the close of business on April 24, 2006 (the “Record Date”), are entitled to vote. Each Common Share is entitled to one vote on those items of business identified in the Notice of Meeting.

If you acquired your shares after the Record Date, please refer to the answer to the question “What if ownership of shares has been transferred after April 24, 2006?” to determine how you may vote such shares.

Q:

How do I vote?

A:

There are two ways you can vote your shares if you are a registered shareholder. You may vote in person at the Meeting or you may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your shares at the Meeting. If your shares are held in the name of a nominee, please refer to the answer to the question “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?” to determine how you may vote your shares.

Q:

What if I plan to attend the Meeting and vote in person?

A:

If you are a registered shareholder and plan to attend the Meeting on May 24, 2006 and wish to vote your shares in person at the Meeting, do not complete or return the form of proxy. Your vote will be taken and counted at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting. If your shares are held in the name of a nominee, refer to the answer to the question “If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?” for voting instructions.

Q:

Who is soliciting my proxy?

A:

The enclosed form of proxy is being solicited by management of Apollo Gold Corporation. The solicitation will be made primarily by mail but may also be made by telephone, in writing or in person by the employees of the Corporation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Corporation.

Q:

What if I sign the form of proxy enclosed with this Circular?

A:

Signing the enclosed form of proxy gives authority to each of R. David Russell, the President and Chief Executive Officer of the Corporation, and Melvyn Williams, the Senior Vice President – Finance and Corporate Development and Chief Financial Officer of the Corporation, or to another person you have appointed, to vote your shares at the Meeting.

Q:

Can I appoint someone other than these representatives to vote my shares?

A:

Yes. Write the name of this person, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of CIBC Mellon Trust Company.

Q:

What do I do with my completed proxy?

A:

Return it to the Corporation’s transfer agent, CIBC Mellon Trust Company, in the envelope provided, at “CIBC Mellon Trust Company, Proxy Department, 200 Queen’s Quay East, Unit #6, Toronto, Ontario M5A 4K9 Canada”, or by fax to (416) 368-2502 so that it arrives no later than 5:00 p.m. (Toronto time) on May 22, 2006. This will ensure that your vote is recorded.

Q:

If I change my mind, can I take back my proxy once I have given it?

A:

Yes. If you change your mind and wish to revoke your proxy, prepare a written statement to this effect or, if you are a registered shareholder, you may attend the annual meeting and vote and this will automatically revoke your proxy. If you prepare the written statement, the statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the corporation duly authorized. This statement must be delivered either to the executive office of the Corporation at 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado 80111-3220 no later than 5:00 p.m. (Toronto time) on May 22, 2006 or to the Chairman of the Meeting on the day of the Meeting, May 24, 2006, or any adjournment of the Meeting, prior to the time of voting.

Q:

How will my shares be voted if I give my proxy?

A:

The persons named on the form of proxy must vote for or against or withhold from voting your shares in accordance with your directions. In the absence of such directions, however, your shares will be voted in favour of the election of directors to the Board, the appointment of auditors and approving a resolution adopting amendments to the Corporation’s incentive stock option plan.

Q:

What if amendments are made to these matters or if other matters are brought before the Meeting?

A:

The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.

Q:

How many shares are entitled to vote?

A:

As of April 24, 2006, there were 121,396,859 Common Shares outstanding. Each registered shareholder has one vote for each Common Share held at the close of business on April 24, 2006.

Q:

What if ownership of shares has been transferred after April 24, 2006?

A:

The person who acquired such shares after April 24, 2006, must produce properly endorsed share certificates or otherwise establish that he or  she owns the shares and must ask the Corporation no later than 5:00 p.m. (Toronto time) on May 12, 2006, that his or her name be included in the list of shareholders before the Meeting in order to be entitled to vote these shares at the Meeting.

Q:

Who counts the votes?

A:

The Corporation’s transfer agent, CIBC Mellon Trust Company, counts and tabulates the proxies. This is done independently of the Corporation to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Corporation only in cases where a shareholder clearly intends to communicate with management or when it is necessary to do so to meet the requirements of applicable law.

Q:

If I need to contact the transfer agent, how do I reach them?

A:

You can contact the transfer agent as follows:

By mail:	or by telephone:

CIBC Mellon Trust Company P.O. Box 7010 Adelaide Postal Station Toronto, Ontario M5E 2W9	Within Canada and the United States at 1-416-643-5500 or 1-800-387-0825

E-mail: inquiries@cibcmellon.com www.cibcmellon.com

Q:

If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?

A:

There are two ways you can vote your shares held by your nominee. Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of shares you hold.

For your shares to be voted for you, please follow the voting instructions provided by your nominee. If you are a non-registered shareholder who has voted and want to change your mind and vote in person, contact your nominee to discuss whether this is possible and what procedure to follow.

Since the Corporation does not have access to the names of its non-registered shareholders, if you attend the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you are a non-registered shareholder and wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. By doing so, you are instructing your nominee to appoint yourself as proxyholder. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting.

Q:

What rights of appraisal or similar rights of dissent do I have with respect to any matter to be acted upon at the Meeting?

A:

No action is proposed herein for which the laws of the Yukon Territory or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Canadian securities regulatory authorities have adopted National Instrument 58-101 “Disclosure of Corporate Governance Practices” (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 “Corporate Governance Guidelines” (“NP 58-201”), which provides guidance on corporate governance practices, and in the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the AMEX listing standards and corporate governance requirements (the “AMEX Standards”) require similar disclosure.

A detailed description of the Corporation’s governance practices is provided in Schedule “A” to this Circular. The following are reports of Board committees which summarize the mandates and activities of each committee.

BOARD COMMITTEES

During 2005, the Board had an Audit and Finance Committee, Compensation Committee, Technical Committee, and Nominating Committee.

Audit and Finance Committee

The Audit and Finance Committee held six meetings during the year ended December 31, 2005. From January 1, 2005 through May 19, 2005, the Audit and Finance Committee was composed of the following three independent non-employee directors: Messrs. Stott, Thompson, and Watts. Messrs. Thompson and Watts did not stand for re-election as members of the Board, and the Board replaced them with Messrs. Babensee and Graff effective May 19, 2006. Also on May 19, 2006, Mr. Graff was appointed as Chairperson of the Audit and Finance Committee. The Board has determined that each of Messrs. Stott, Babensee, and Graff meet the independence and the financial literacy requirements of the TSX and AMEX. The Board has determined that Mr. Graff is the Audit and Finance Committee’s “financial expert” as defined in the AMEX Standards.

The Board has adopted a Charter of the Audit and Finance Committee, which, among other responsibilities, requires the Audit and Finance Committee review the Corporation’s financial reporting process and the quality of its financial reporting. In discharging its responsibilities, the Audit and Finance Committee meets regularly with the Corporation’s auditors and Chief Financial Officer. The amended and restated charter is posted on the Corporation’s website at www.apollogold.com.

Report of the Audit and Finance Committee

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2005, with management and Deloitte & Touche LLP. Management and Deloitte & Touche LLP represented to the Audit Committee that the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2005, were prepared in accordance with accounting principles generally accepted in Canada (except for Note 20, Differences Between Canadian and U.S. GAAP). The Audit and Finance Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) Nos. 61, 89 and 90 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. SAS Nos. 61, 89 and 90 set forth requirements pertaining to the independent auditor’s communications with the Audit and Finance Committee regarding the conduct of the audit.

The Audit and Finance Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended. ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit and Finance Committee all relationships between the auditor and the Corporation that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit Committee. The Audit and Finance Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit and Finance Committee described above, in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 30, 2006 regarding the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2005, the Audit and Finance Committee recommended to the Board of Directors, and the Board of Directors approved, that such financial statements be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2005, to be filed with the Securities and Exchange Commission.

The Audit and Finance Committee met 6 times in 2005 and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year ended December 31, 2005.

Submitted by:

Audit and Finance Committee
Richard P. Graff, Chairperson
Robert W. Babensee
Charles E. Stott

Compensation Committee

The Compensation Committee held 2 meetings during the year ended December 31, 2005 and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year. From January 1, 2005 through December 31, 2005, the Compensation Committee was comprised of the following three non-employee directors: Messrs. Hobart, Stott, and Vaughan. Mr. Hobart served as Chairperson during 2005. In March 2006, Mr. Hobart resigned from the Compensation Committee.

The Board has adopted a Compensation Committee Charter, which, among other responsibilities, requires the Compensation Committee to establish, administer, and evaluate the compensation philosophy, policies and plans for non-employee directors and executive officers; make recommendations to the board regarding director and executive compensation; and review the performance and determine the compensation of the President and Chief Executive Officer, based on criteria including the Corporation’s performance and accomplishment of long-term strategic objectives. The charter is posted on the Corporation’s website at www.apollogold.com.

Report of the Compensation Committee on Executive Compensation

Compensation Philosophy

The Corporation’s executive officer compensation policies are intended to provide an appropriate overall compensation package that will permit the Corporation to attract and retain highly qualified and experienced senior executive officers and to encourage superior performance by such senior executive officers. The Corporation’s compensation policies are intended to motivate individuals to achieve results at the specific subsidiary at which they are employed as well as overall corporate results. In addition, the Corporation believes that directors, officers and employees should have their benefits aligned with both the short and long term interests of the shareholders.

The compensation of the Corporation’s executive officers is comprised of three components: base salary, annual cash bonus, and long-term incentives in the form of stock options. It is structured to be competitive with a select group of comparative producing gold mining companies. The annual cash bonus is discretionary based on factors including attaining or exceeding certain budgeted goals for metal production and the related cash operating costs of such production at the Montana Tunnels mine and set targets on development of the Black Fox project, including increases in the proven and probable gold reserves and measured advancement at the Huizopa exploration project.

Cash bonuses and stock options are directly related to company performance and the individual’s contribution thereto.

Base Salary

The base salary for each Named Executive Officer (as defined below in this Circular) is reviewed annually by the Compensation Committee within the context of individual and corporate performance and market competitiveness. The market assessment is based primarily on the compensation practices of producing gold mining companies for comparable positions.

Stock Options

The Corporation has two stock option plans: an employee stock option incentive plan, as amended (the “Stock Option Incentive Plan”) and a stock option plan authorized by the shareholders pursuant to the terms of the Plan of Arrangement (the “Plan of Arrangement Stock Option Plan”). The purpose of these stock option plans is to develop the interest and incentive of eligible employees, officers and directors in the Corporation’s growth and development by giving an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals.

Stock options granted pursuant to the Plan of Arrangement Stock Option Plan have an exercise price of US$0.80 per share, as approved by a special resolution of shareholders pursuant to the terms and conditions of the Plan of Arrangement effective June 25, 2002, whereby International Pursuit Corporation and Nevoro Gold Corporation amalgamated to form the Corporation.

Compensation of the President and Chief Executive Officer

The Compensation Committee approved Mr. Russell’s total compensation based on the following factors, which are listed in the order of importance to the Compensation Committee: (1) the desire to attract and retain the best available executive talent and to encourage the highest level of executive performance to continue to serve the best interests of the Corporation and its shareholders; (2) the levels of compensation paid to executive officers by other companies in the gold mining industry as determined from published compensation surveys; and (3) the achievement of goals and objectives established for Mr. Russell.

The Compensation Committee and the Board continue to be of the view that Mr. Russell provides the leadership that permitted the Corporation to grow in 2005. In making their compensation decision they considered this as well as other factors, including his contribution to the business performance and anticipated future performance of the Corporation.

The President and Chief Executive Officer’s compensation consists of a base salary, an annual cash bonus and various perquisites. In 2005, the base salary accounted for approximately 95% of all cash compensation paid to the President and Chief Executive Officer. Pursuant to the Corporation’s bonus policies, bonus awards may be made to the President and Chief Executive Officer and other senior executives based upon several factors, including the Corporation’s return on equity, the performance of the subsidiary with respect to which such senior executive has responsibility and the achievement of stipulated individual goals of such senior executive.

Going forward, the Compensation Committee and, as appropriate, the Board, will address other issues relating to executive compensation, including the relative emphasis on the components of executive compensation, including compensation for the Corporation’s President and Chief Executive Officer.

Submitted by:

Compensation Committee

G. Michael Hobart, Chairperson
Charles E. Stott
Robert W. Babensee

Technical Committee

The Technical Committee held four meetings during the year ended December 31, 2005, and is satisfied that it appropriately fulfilled its mandate to the best of its ability during 2005. From January 1, 2005 through December 31, 2005, the Technical Committee was comprised of Messrs. Russell, Stott, and Graff. Mr. Stott served as Chairperson during 2005.

The Board has adopted a Charter of the Technical Committee, which, among other responsibilities, requires the Technical Committee to review and to approve the methodology and procedure for calculating the resource and ore reserve estimates of the Corporation and its subsidiaries; to review and to report on the Corporation’s environmental compliance program and its effectiveness; and to review and to report on the Corporation’s safety program and its effectiveness. The charter is posted on the Corporation’s website at www.apollogold.com.

During 2005, the Technical Committee reported to the Board on its findings and recommendations with respect to ore reserves, exploration initiatives, land acquisitions and environmental and safety affairs of the Corporation.

Nominating Committee

The Nominating Committee held three meeting during the year ended December 31, 2006. From January 1, 2005 through December 31, 2005, the Nominating Committee was composed of the following non-employee directors: Messrs. Vaughan, Graff, and Babensee. Mr.Babensee served as Chairperson during 2005.

The Board has adopted a Nominating Committee Charter, which, among other responsibilities, requires the Nominating Committee Charter to identify individuals qualified to become Board members and recommend to the Board proposed nominees for Board membership and recommend to the Board which directors should serve on each committee; and ensure that the Audit and Finance Committee, Compensation Committee, Technical Committee and

Nominating Committee of the Board have the benefit of qualified and experienced “independent directors.”  The charter is posted on the Corporation’s website at www.apollogold.com.

Director Nominations

The Board will consider all potential candidates for nomination by the Board for election as directors who are recommended by the Corporation’s shareholders, directors, officers, and employees. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Nominating Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, the Corporation must receive the required notice (described below) on or before the date set forth in the prior year’s annual proxy statement under the heading “Shareholder Proposals” in order to be considered by the Nominating Committee in connection with the Corporation’s next annual meeting of shareholders.

Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Chairman of the Nominating Committee which identifies the candidate and includes the information described below. The notice should be sent to the following address by the dates set forth under “Shareholder Proposals:”  Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220.

The notice shall contain the following information:

•

The name of the nominating shareholders and the address, phone number and e-mail address at which the nominating shareholders can be contacted.

•

Evidence of the number of the Corporation’s Common Shares held by the nominating shareholders, a statement of how long the nominating shareholders have held those Shares, and a statement that the nominating shareholders will continue to hold those Shares at least through our next annual meeting of shareholders.

•

The candidate’s full name, together with the address, phone number and e-mail address at which the candidate can be contacted.

•

A statement of the candidate’s qualifications and experiences, and any other qualities that the nominating shareholders believe that the candidate would bring to the Board.

•

A description of all arrangements or understandings, if any, between the shareholders and the candidate and any other person or persons with respect to the candidate’s proposed service on the Board.

•

The candidate’s resume, which must include at a minimum a detailed description of the candidate’s business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

•

A written statement, signed by the candidate, agreeing that if he or she is selected by the Committee and the board, he or she will (i) be a nominee for election to the board, (ii) provide all information necessary for us to include in our proxy statement under applicable SEC or AMEX rules, and (iii) serve as a director if he or she is elected by shareholders.

•

Any additional information that the nominating shareholders believe is relevant to the Committee’s consideration of the candidate.

The Nominating Committee may employ any of the following procedures in identifying nominees to serve as directors of the Corporation: (a) evaluating persons suggested by shareholders or others, (b) conducting inquiries into background and qualifications; (c) retaining a search firm, (c) obtaining advice and assistance from internal or external legal, accounting, or other advisors, and (d) other procedures appropriate to the character of the expertise or other director characteristic needed on the Board in any specific situation.

The Board has adopted the following series of minimum qualifications and specific qualities and skills for the Corporation’s directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee:

•

integrity;

•

commitment to devoting necessary time and attention to his or her duties to the Corporation;

•

independence;

•

business experience;

•

specialized skills or experience;

•

diversity of background and experience (including race, ethnicity, international, gender and age);

•

possible conflicts of interest; and

•

other criteria appropriate to the character of the expertise or other director characteristic needed on the Board in any specific situation.

The Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the Board of the Corporation for this Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION IN COMPENSATION OF DIRECTORS

There are no members of the Compensation Committee who were officers or employees of the Corporation or any of its subsidiaries during the fiscal year ended December 31, 2005, formerly officers of the Corporation, or had a disclosable relationship with the Corporation pursuant to Item 404 of the SEC’s Regulation S-K.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Directors

How was the Board Compensated in 2005?

Number of directors at April 15, 2006:  6 (5 non-employee, 1 employee)

Directors’ compensation is paid only to non-employee directors.

Annual Retainer for Non-Employee Directors: US$7,500

Additional Annual Retainer of Chairman of the Board: US$5,000

Board meeting fee: US$1,000 per meeting if attended in person or US$500 if attended telephonically

Additional Annual Retainer for Audit and Finance Committee Chairperson: US$3,000

Committee meeting fee: US$750 per meeting if attended in person or US$500 if attended telephonically

Travel fee: US$250 per travel day, other than a day on which a meeting occurs

Reimbursements: related travel and out-of-pocket expenses

The compensation entitlements referred to above were adopted by the Board effective July 1, 2002. Directors of the Corporation are also eligible to receive options to acquire shares of the Corporation. The number of options is determined by the Board after reviewing the recommendations of the Compensation Committee.

Summary of Board and Committee Meetings Held

For the 12-month period ended December 31, 2005
Board	13
Audit and Finance Committee	6
Compensation Committee	2
Technical Committee	4
Nominating Committee	3
Total number of meetings held	28

Summary of Attendance of Directors

For the 12-month period ended December 31, 2005
Director	Board meetings attended	Committee meetings attended
G. Michael Hobart	13	5
R. David Russell	13	4
Charles Stott	13	16
W. S. (Steve) Vaughan	9	3
Robert W. Babensee	9	4
Richard P. Graff	11	6
G. W. (Bill) Thompson(1)	5	7
Robert A. Watts(1)	5	4

(1)

Messrs. Thompson and Watts did not stand for re-election at the shareholders meeting held on May 19, 2005, and, as such, were no longer members of the Board effective May 19, 2005.

Executive Officers and Executive Compensation

Executive Officers

Set forth below is certain information concerning the executive officers of the Corporation.

Name	Age	Position
R. David Russell	49	President and Chief Executive Officer
Melvyn Williams	57	Senior Vice President – Finance and Corporate Development and Chief Financial Officer
Richard F. Nanna	57	Senior Vice President – Exploration

R. David Russell

Mr. Russell is a director of the Corporation and has served as the Corporation’s President and Chief Executive Officer since June 2002. Mr. Russell was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its President from February 2002 through June 2002. Mr. Russell was an independent mining consultant from 1999 to 2002. Mr. Russell also serves as a director of Idaho General Mines Inc. and Calais Resources. Mr. Russell received his mining engineering degree from Montana Tech.

Melvyn Williams

Mr. Williams has served as Chief Financial Officer since January 2005 and as the Senior Vice President – Finance and Corporate Development since March 2004. From 2000 to November 2003, he served as Chief Financial Officer of TVX Gold Inc., a gold mining company with five operating mines and an advanced development project in Greece. From November 2003 through January 2004, Mr. Williams served as Chief Financial Officer of Atlantico Gold, a private Brazilian mining company which held the Amapari gold project, and was sold to Wheaton River Minerals Ltd. in January 2004. Mr. Williams is a Chartered Certified Accountant, and received an MBA from Cranfield in 1988.

Richard F. Nanna

Richard F. Nanna has been our Senior Vice President – Exploration since June 2002. Mr. Nanna was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its Vice President – Exploration from February 2002 through June 2002. From 1999 to 2002, Mr. Nanna worked as an independent consultant. Mr. Nanna serves as a director of Idaho General Mines Inc. Mr. Nanna received a MS in Geology from Akron University in Ohio.

Summary Compensation Table for Named Executive Officers

The following table, presented in accordance with the applicable securities laws, sets forth all compensation paid in respect of the individuals who were, at December 31, 2005, the Chief Executive Officer and the Named Executive Officers whose total compensation, comprised of salary and bonus, was in excess of $100,000 for the year ended December 31, 2005.

		Annual Compensation			Long-Term Compensation(1)
Name and Principal Position	Year	Salary ($)	Bonus(2) ($)	Other Annual Compensation(3) ($)	Securities Under Options Granted(4) (#)	All Other Compensation(5) ($)
R. David Russell President and Chief Executive Officer	2005	343,332	0	15,000	250,000	3,462
	2004	344,615	100,000	15,000	Nil	14,134
	2003	285,385	100,000	15,000	250,000	207,080(6)
Melvyn Williams(7) Chief Financial Officer and Senior Vice President – Finance and Corporate Development	2005	196,159	0	10,000	125,000	966
	2004	180,769	0	10,000	200,000	0
Richard F. Nanna Senior Vice-President, Exploration	2005	186,465	0	15,000	250,000	1,651
	2004	186,827	81,500	15,000	Nil	5,603
	2003	160,000	80,000	15,000	200,000	171,000(8)
Donald W. Vagstad Vice-President, Legal, General Counsel and Secretary	2005	166,297	0	10,000	125,000	745
	2004	165,397	15,000	10,000	Nil	7,357
	2003	158,014	15,000	10,000	100,000	10,019
Donald O. Miller(9) Vice-President of Human Resources and Administration	2005	148,481	0	10,000	125,000	98,454
	2004	147,500	16,500	10,000	Nil	1,775
	2003	21,577	0	0	100,000	0

(1)

The Corporation has not granted any stock appreciation rights (SAR) or other long term incentive plan (LTIP) awards.

(2)

Includes bonuses earned for the fiscal year whether or not paid in the fiscal year.

(3)

Unless otherwise stated, the figures disclosed in this column represent an annual automobile allowance for each individual provided in his employment agreement.

(4)

Options granted in the 2003 fiscal year to Mr. Russell, Nanna, and Vagstad refer to options granted pursuant to the Stock Option Incentive Plan to purchase Common Shares at a price of US$2.24, vesting over a two year period at the rate of 50% on each of the first and second anniversaries of the date of grant. Options granted in the 2003 fiscal year to Mr. Miller refer to options granted pursuant to the Stock Option Incentive Plan to purchase Common Shares at a price of US$1.67, vesting over a two year period at the rate of 50% on each of the first and second anniversaries of the date of grant. Options granted in the 2004 fiscal year refer to options granted pursuant to the Stock Option Incentive Plan to purchase Common Shares at a price of US$2.05, vesting over a two year period at the rate of 50% on each of the first and second anniversaries of the date of grant. Options granted in the 2005 fiscal year refer to options granted pursuant to the Stock Option Incentive Plan to purchase Common Shares at a price of US$0.65, vesting over a two year period at the rate of 50% on each of the first and second anniversaries of the date of grant, except for the grants for Mr. Miller and Vagstad which vested on February 18, 2006.

(5)

The following amounts shown as all other compensation represent employer contributions to the Corporation’s 401(k) Plan for 2005, 2004 and 2003, respectively:  $0, $13,000 and $9,450 for Mr. Russell;  $0, $3,952 and $7,830 for Mr. Nanna; $0, $6,612 and $9,279 for Mr. Vagstad. In the following instances, these amounts include amounts paid in respect of employer contributions for the previous year: the 2003 amount for Mr. Nanna includes $4,950 in respect of contributions for 2002. The following amounts shown as all other compensation  represent life insurance premiums paid on behalf of the Named Executive Officer for 2005, 2004 and 2003, respectively : $1,134, $1,134, and $1,134 for Mr. Russell; $1,651, $1,651, and $1,651 for Mr. Nanna; $966, $0, and $0 for Mr. Williams;  $745, $745, and $740 for Mr. Vagstad; and $1,290, $1,290, and $0 for Mr. Miller.

(6)

This figure is expressed in U.S. dollars and represents the value of 100,000 Common Shares which vested effective December 31, 2003 and were issuable to Mr. Russell effective March 10, 2004 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the AMEX on March 10, 2004 was US$1.97.

(7)

Mr. Williams was employed by the Corporation in March 2004, and, as such, does not have any compensation to report in 2003 and his compensation in 2004 reflects approximately 9 months employment.

(8)

This figure is expressed in U.S. dollars and represents the value of 82,500 Common Shares which vested effective December 31, 2003 and were issuable to Mr. Nanna effective March 10, 2004 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the AMEX on March 10, 2004 was US$1.97.

(9)

Mr. Miller’s compensation for the 2003 fiscal year reflects approximately 3 months employment.

STOCK OPTION PLANS

Stock Option Incentive Plan

The purpose of the Stock Option Incentive Plan is to develop the interest of the senior officers, directors and key employees of the Corporation and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management and consulting services to the Corporation or to its subsidiaries and affiliates (“Participants”).

The Compensation Committee, which administers the Stock Option Incentive Plan, has broad authority to fix the terms and conditions of individual agreements with Participants, including the duration of the award and any vesting requirements, subject to requirements of applicable regulatory authorities. The Stock Option Incentive Plan permits the Board of Directors to grant options for the purchase of Common Shares of the Corporation for a term of up to 10 years. The number of Common Shares granted pursuant to each option is determined in the discretion of the Board of Directors, provided that in the case of any one person, the aggregate number of Common Shares reserved for issuance may not exceed 5% of the Common Shares outstanding at the time of the grant. The aggregate number of Common Shares reserved for issuance to insiders of the Corporation, at any time, or in any one-year period, under all security based compensation arrangements, cannot exceed 10% of the outstanding Common Shares.

In accordance with the provisions of the Stock Option Incentive Plan, the option price and the terms and conditions on which the options may be exercised are set out in written stock option agreements, in the form approved by the Board, entered into by the Corporation and each option holder. Under the Stock Option Incentive Plan, the option price is determined by the Board, provided that the price is not less than the closing price of the Common Shares on the stock exchanges where they are traded on the trading day immediately preceding the date of the grant and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day. The options are not transferable and terminate on the earlier of the expiry date and the date that the optionee ceases to be eligible for any reason whatsoever, other than death. In the event of death, the option is fully exercisable by the optionee’s legal representative on the earlier of the expiry date and one year from the date of death. Option agreements approved by the Board may provide that all or any part of the options that are outstanding upon the occurrence of a change of control may continue to be exercised by the holder for such extended period up to and including the normal expiry date of such options

The Stock Option Incentive Plan may be amended by the Board, subject to approval of the shareholders as well as the TSX and the AMEX, and subject to compliance with applicable legislation.

Subject to compliance with applicable corporate and securities laws, the Board may at any time authorize the Corporation to loan money to a Participant in order to assist him or her to exercise options granted under the Stock Option Incentive Plan. Such loan shall be provided on a non-recourse basis, shall be non-interest bearing and shall be on such other terms and conditions to be determined from time to time by the Board. The Board has not loaned any money to Participants and has no intention to do so in the future.

The Board has approved certain amendments to the Stock Option Incentive Plan, which must be approved by shareholders at the Meeting to be effective. Please see “Particulars of Matters to be Acted Upon – Proposal #3 - Amendments to Stock Option Incentive Plan” of this Circular.

Plan of Arrangement Stock Option Plan

The purpose of the Plan of Arrangement Stock Option Plan is to develop the interest of the senior officers, directors and key employees of the Corporation and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management and consulting services to the Corporation or to its subsidiaries and affiliates.

The Plan of Arrangement Stock Option Plan authorizes the issuance of up to 2,780,412 Common Shares at an exercise price of U.S.$0.80 per share. In 2002, all of such 2,780,412 options were granted to eligible persons, at an exercise price of US$0.80 per share, for a term of five years expiring on June 25, 2007. The options granted pursuant to the terms of the Plan of Arrangement Stock Option Plan vest over a period of two years and are subject to deduction if certain goals and objectives are not attained. Such goals and objectives include, but are not limited to, attaining or exceeding certain budgeted goals for gold sales, cash production costs and increasing the proven and probable gold reserves of the Corporation. For the year ended December 31, 2002, such goals and objectives were met. Accordingly, an aggregate of 1,390,206 options, representing 50% of the options granted under the Plan of Arrangement Stock Option Plan vested effective December 31, 2002.

For the year ended December 31, 2003, all of the goals and objectives established for the Florida Canyon Mine and the Exploration department were met. Accordingly, an aggregate of 271,091 options, representing 100% of the previously unvested options granted to Florida Canyon Mine and Exploration department employees under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003. Some, but not all of the goals and objectives established for the Montana Tunnels Mine for the year ended December 31, 2003 were met, resulting in the cancellation of 10,252 options granted to Montana Tunnels Mines employees. Accordingly, an aggregate of 29,368 options, representing 75% of the previously unvested options granted to Montana Tunnels Mine employees under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003. In addition, an aggregate of 120,392 options granted to directors and senior officers of the Corporation were cancelled effective December 31, 2003 for failure of the Corporation to meet certain goals and objectives. Accordingly, an aggregate of 556,082 options, representing 80% of the previously unvested options granted to such officers and directors under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003.

At December 31, 2005, there were 1,794,582 outstanding options under the Plan of Arrangement Stock Option Plan, all of which are currently vested. To date, there have been 557,670 options exercised under the Plan of Arrangement Stock Option Plan and 428,160 options forfeited under the Plan of Arrangement Stock Option Plan.

2005 Stock Option Grants

The following table sets forth individual grants of options to purchase Common Shares pursuant to the Incentive Stock Option Plan to the Named Executive Officers during the year ended December 31, 2005.

Name	Number of securities underlying options granted	Percentage of total options granted to employees in fiscal 2005	Exercise price ($/security)	Expiration date	Grant date present value ($)
R. David Russell	250,000	8.2%	US$0.65	Mar. 10, 2015	US$100,735
Melvyn Williams	125,000	4.1%	US$0.65	Mar. 10, 2015	US$50,368
Richard F. Nanna	250,000	8.2%	US$0.65	Mar. 10, 2015	US$100,735
Donald W. Vagstad	125,000	4.1%	US$0.65	Dec. 31, 2006	US$50,368
Donald O. Miller	125,000	4.1%	US$0.65	Dec. 31, 2006	US$50,368

(1)

Stock Options granted pursuant to the Incentive Stock Option Plan. Options for Mr. Russell, Mr. Williams, and Mr. Nanna vest over two years at the rate of 50% on each of the first and second anniversaries of the date of grant. See “Stock Option Plans – Incentive Stock Option Plan”. Options for Mr. Vagstad and Mr. Miller vested on February 18, 2006.

(2)

The Grant Date Present Value was determined using the Black-Scholes methodology and the following weighted average assumptions: risk free interest rate of 3.6%; option life equals 5 years; volatility of 73.0%; and dividend yield of 0%. The ultimate value of the options, if any, will depend on the future value of the common stock and the optionee’s investment decisions, neither of which can be accurately predicted.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows the aggregate number of options each Named Executive Officer now holds and the value of these options based on the closing price of the Common Shares as at December 30, 2005, which was US$0.24.

Name	Securities acquired on exercise (#)	Aggregate value realized ($)	Unexercised options at December 31, 2005 (#)		Value of unexercised in-the-money options at December 31, 2005 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
R. David Russell	Nil	Nil	800,403	125,000	Nil	Nil
Melvyn Williams	Nil	Nil	262,500	62,500	Nil	Nil
Richard F. Nanna	Nil	Nil	769,866	125,000	Nil	Nil
Donald W. Vagstad	Nil	Nil	367,010	Nil	Nil	Nil
Donald O. Miller	Nil	Nil	225,000	Nil	Nil	Nil

(1)

On December 30, 2005, the last trading day of the year, the closing price of the Common Shares on the AMEX was US$0.24. The value of unexercised in the money options was calculated based on the difference between the market value of the Common Shares underlying the options at December 30, 2005, being US$0.24 and the exercise price of the options.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Current Executive Officers

R. David Russell, President and Chief Executive Officer

The Corporation has assumed the terms and conditions of an employment agreement dated as of April 1, 2002, between Mr. Russell and Nevoro Gold Corporation, the Corporation’s predecessor. Pursuant to such employment agreement, as amended, Mr. Russell receives a minimum annual base salary of US$255,000 and a discretionary annual cash bonus based on the Corporation’s performance. In addition, pursuant to an amendment to such employment agreement dated January 23, 2006, Mr. Russell was issued 611,575 Common Shares on March 1, 2006, at an issue price of Cdn.$0.48 as consideration for a reduction in his annual base salary from US$340,000 to US$255,000 and received a payment of US$87,500, which amount represents the Corporation’s contribution to Mr. Russell’s tax liability incurred as a result of the receipt of the Common Shares, payable in one lump sum, less any applicable deductions or withholdings. Mr. Russell is entitled to receive an automobile allowance of US$15,000 per annum and an allowance for social/sports club membership of US$5,000 per annum.

Mr. Russell’s employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, he will be entitled to receive severance equal to 36 months of Mr. Russell’s base salary, 50% of the bonus entitlement for such 36 month period, and any other compensation to which he would otherwise have been entitled during such 36 month period. All such severance shall be calculated on a grossed-up basis for all taxes. Pursuant to the terms of Mr. Russell’s employment agreement, any options granted to Mr. Russell shall immediately vest if his employment is terminated without cause or upon a change of control. Pursuant to the terms of Mr. Russell’s employment agreement, a change of control is a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation.

Melvyn Williams, Senior Vice President – Finance and Corporate Development and Chief Financial Officer

Pursuant to an employment agreement with the Corporation, as amended, Mr. Williams receives a minimum annual base salary of US$150,000 and a discretionary annual cash bonus based on the Corporation’s performance. In addition, pursuant to an amendment to such employment agreement dated January 23, 2006, Mr. Williams was issued 239,833 Common Shares on March 1, 2006, at an issue price of Cdn.$0.48 as consideration for a reduction in his annual base salary from US$200,000 to US$150,000, and received a payment of US$35,000, which amount represents the Corporation’s contribution to Mr. Williams’ tax liability incurred as a result of the receipt of the Common Shares, payable in one lump sum, less any applicable deductions or withholdings. Mr. Williams is entitled to receive an automobile allowance of US$10,000 per annum.

Mr. Williams’ employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, he will be entitled to receive severance equal to 24 months of Mr. Williams’ base salary, 50% of the bonus entitlement for the 24 month period, and any other compensation to which he would otherwise have been entitled during such 24 month period. All of such severance shall be calculated on a grossed-up basis for all taxes. Pursuant to the terms of Mr. Williams’ employment agreement, any options granted to Mr. Williams shall immediately vest if his employment is terminated without cause or upon a change of control. Pursuant to the terms of Mr. Williams’ employment agreement, a change of control is the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the Board, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions.

Richard F. Nanna, Senior Vice President – Exploration

The Corporation has assumed the terms and conditions of an employment agreement dated as of April 1, 2002, between Mr. Nanna and Nevoro Gold Corporation. Pursuant to such employment agreement, as amended, Mr. Nanna receives a minimum annual base salary of US$150,000 and a discretionary annual cash bonus based on the Corporation’s performance. In addition, pursuant to an amendment to such employment agreement dated January 23, 2006, Mr. Nanna was issued 251,825 Common Shares on March 1, 2006, at an issue price of Cdn.$0.48 as consideration for a reduction in his annual base salary from US$185,000 to US$150,000 and received a payment of US$36,750, which amount represents the Corporation’s contribution to Mr. Nanna’s tax liability incurred as a result of the receipt of the Common Shares, payable in one lump sum, less any applicable deductions or withholdings. Mr. Nanna is entitled to receive an automobile allowance of US$15,000 per annum and an allowance for social/sports club membership of US$5,000 per annum.

Mr. Nanna’s employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, his employment will be deemed to have been terminated and he will be entitled to receive severance equal to 36 months of Mr. Nanna’s base salary, 50% of the bonus entitlement for the 36 month period, and any other compensation to which he would otherwise have been entitled during such 36 month period. All of such severance shall be calculated on a grossed-up basis for all taxes. Pursuant to the terms of Mr. Nanna’s employment agreement, any options granted to Mr. Nanna shall immediately vest if his employment is terminated without cause or upon a change of control. Pursuant to the terms of Mr. Nanna’s employment agreement, a change of control is a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Corporation.

Former Executive Officers

Donald W. Vagstad, Vice President Legal, General Counsel and Secretary

On January 23, 2006, Donald W. Vagstad resigned from his position as Vice President - Legal, General Counsel and Secretary of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement and Release dated February 18, 2006 by and between the Corporation and Mr. Vagstad, Mr. Vagstad received severance comprised of (i) six months salary; (ii) 287,800 Common Shares issued on February 28, 2006 at an issue price of Cdn.$0.48; and $59,400, which amount represents the Corporation’s contribution to Mr. Vagstad’s tax liability incurred as a result of the receipt of the Common Shares. In addition, if there is a change of control within two years of February 18, 2006, the Corporation will pay Mr. Vagstad additional severance equal to nine months of Mr. Vagstad’s base salary grossed-up for all taxes payable on the date of the change of control. If there is no change of control by February 18, 2008, the Corporation will pay Mr. Vagstad additional severance equal to nine months of Mr. Vagstad’s base salary without any tax gross up payable on February 18, 2008.

Donald O. Miller, Vice President of Human Resources and Administration

On January 23, 2006, Donald Miller resigned from his position as Vice President of Human Resources and Administration of the Corporation effective February 18, 2006. Pursuant to a Severance Agreement and Release dated February 18, 2006, by and between the Corporation and Mr. Miller, Mr. Miller received severance comprised of (i) three months salary; (ii) 359,750  Common Shares issued on February 28, 2006 at an issue price of Cdn.$0.48; and $63,300, which amount represents the Corporation’s contribution to Mr. Miller’s tax liability incurred as a result of the receipt of the Common Shares. In addition, if there is a change of control within two years of February  18, 2006, the Corporation will pay Mr. Miller additional severance equal to nine months of Mr. Miller’s base salary grossed-up for all taxes payable on the date of the change of control. If there is no change of control by February 18, 2008, the Corporation will pay Mr. Miller additional severance equal to nine months of Mr. Miller’s base salary without any tax gross up payable on February 18, 2008.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No director or officer of the Corporation, and no associate of any director or officer of the Corporation, was indebted to the Corporation at any time during the year ended December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our Common Shares that may be issued upon the exercise of options or warrants under all of our existing equity compensation plans as of December 31, 2005, including the Stock Option Incentive Plan and the Plan of Arrangement Stock Option Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options (#)	(b) Weighted-average exercise price of outstanding options ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders:
Stock Option Incentive Plan	3,874,100	$1.15	931,804
Plan of Arrangement Stock Option Plan	1,794,582	$0.80	0
Equity compensation plans not approved by security holders	0	N/A	0
Total	5,668,682	—	931,804

PERFORMANCE GRAPH

The following graph compares the total cumulative shareholder return for $100 invested in Common Shares with the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Gold & Precious Minerals Index during the five most recently completed financial years of the Corporation. During the period, the total cumulative shareholder return for $100 invested in Common Shares was $3 as compared to $131 for the S&P/TSX Composite Index and $175 for the S&P/TSX Gold Index.

(1)

Effective June 25, 2002, International Pursuit Corporation consolidated its common shares on a 1:43.57 basis and amalgamated with Nevoro Gold Corporation to form Apollo Gold Corporation, the shares of which commenced trading on the TSX on July 3, 2002.

DIRECTORS’ AND OFFICERS’ INSURANCE

The Corporation has directors’ liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate annual premium is US$149,000. The annual insurance coverage under the applicable policy is limited to US$5,000,000 per policy year with an additional US$5,000,000 excess coverage per year.

There is a US$150,000 deductible provision for securities claims and US$100,000 deductible provision for all other claims made by the Corporation. The limit does not apply to claims by any director or officer.

INTERESTS OF INSIDERS AND OTHERS IN MATERIAL TRANSACTIONS

Except as set forth hereafter and in the employment agreements and stock option grants described elsewhere in this Circular, no director, senior officer or associate of a director or senior officer nor, to the best knowledge of the directors or senior officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to any class of voting securities of the Corporation outstanding at the date hereof, or any associate or affiliate thereof, has any interest in any material contracts to which the Corporation is a party.

In 2005 the Corporation paid US$18,000 for consulting services to Surradial, an entity owned by the brother of R. David Russell, the President and Chief Executive Officer of the Corporation. In 2005, the Corporation paid Fogler, Rubinoff LLP and McMillan Binch Mendelsohn LLP, collectively, US$335,000, in respect of legal services provided to the Corporation. Mr. Hobart, a director and assistant secretary of the Corporation, is a partner at Fogler, Rubinoff LLP and Mr. Vaughan, a director of the Corporation, is a partner at McMillan Binch Mendelsohn LLP.

On June 3, 2005, the Corporation completed a private placement to Jipangu Inc. (“Jipangu”) of 10,000,000 Common Shares at Cdn$0.40 per share (the “Initial Private Placement”) and agreed to file a resale registration statement for such shares pursuant to a registration rights agreement (the “First Registration Rights Agreement”).  As of the completion of the Initial Private Placement and according to the Schedule 13D filed by Jipangu with the Securities and Exchange Commission on June 13, 2006, Jipangu held 9.4% of the Corporation’s outstanding Common Shares.

On October 17, 2005, the Corporation and Apollo Gold, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation (“Seller”), entered into a Stock Purchase Agreement (the “SPA”) with Jipangu and Jipangu International Inc., a Delaware corporation and a wholly owned subsidiary of Jipangu (“Buyer”), for the sale by the Seller of all of the outstanding shares of each of Florida Canyon Mining, Inc., a Delaware corporation, Standard Gold Mining, Inc., a Delaware corporation, and Apollo Gold Exploration, Inc., a Delaware corporation (collectively, the “Nevada Subsidiaries”), to the Buyer for $14.0 million.  The purchase price was the result of negotiations between the parties based in part on discounted estimates of future cash flow of the Nevada Subsidiaries and the terms and conditions of the related agreements.  On November 18, 2005, the parties closed the purchase and sale of the Nevada Subsidiaries.

In addition, in connection with the sale of the Nevada Subsidiaries, the Corporation and Jipangu entered into a Subscription Agreement on October 17, 2005 (the “Subscription Agreement”) for a $3.5 million private placement (the “Second Private Placement”) under which Jipangu would purchase up to 11,650,000 units priced at Cdn$0.35 per unit, with each unit consisting of one common share of the Corporation and 0.17167 of a warrant (for a total of up to 2,000,000 warrants), with each whole warrant exercisable for two years at Cdn$0.39 for one common share of the Corporation.  The Corporation and Jipangu also entered into a Registration Rights Agreement on October 17, 2005 (the “Second Registration Rights Agreement”), pursuant to which the Corporation agreed to file a resale registration statement for the common shares and the common shares issuable upon exercise of the warrants issued pursuant to the Subscription Agreement.

Also, on October 17, 2005, pursuant to the SPA, Jipangu advanced the Corporation $2.5 million and the Corporation issued Jipangu a $2.5 million promissory note due June 1, 2006 (the “Note”).  The Note was paid off in connection with the closing of the sale of the Nevada Subsidiaries.

On January 25, 2006, the Corporation and Jipangu entered into Amendment No. 1 to the First Registration Rights Agreement (the “Amendment to First Registration Rights Agreement”).  Pursuant to the Amendment to First Registration Rights Agreement, the Corporation agreed to file a resale registration statement for the 10,000,000 Common Shares issued to Jipangu in connection with the Initial Private Placement no later than February 15, 2006.

In addition, on January 25, 2006, the Corporation and Jipangu entered into Amendment No. 1 to the Second Registration Rights Agreement (the “Amendment to Second Registration Rights Agreement”).  The Amendment to Second Registration Rights Agreement had an effective date of December 31, 2005.  Pursuant to the Amendment to Second Registration Rights Agreement, the Corporation agreed to file a resale registration statement for the 11,650,000 Common Shares and the 2,000,000 Common Shares issuable upon exercise of the warrants issued in connection with the Second Private Placement no later than February 15, 2006.

On January 26, 2006, the Corporation and Jipangu completed the Second Private Placement.

The Corporation is of the view that all of the transactions set forth above were made on terms no less favourable to the Corporation than could have been obtained from unaffiliated third parties. The Corporation intends that all material transactions be approved by a majority of the Board, including a majority of the independent directors and be on terms no less favourable to the Corporation than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Corporation’s Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based on a review of the Corporation’s records, management believes that all filing requirements applicable to the Corporation’s officers, directors and holders of more than 10% of the Corporation’s Common Shares were complied with during the 2005 fiscal year.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who was a director or senior officer of the Corporation at any time since the beginning of the Corporation’s last completed financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, senior officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.

PARTICULARS OF MATTERS TO BE ACTED UPON

Financial Statements

The shareholders will receive and consider the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2005, together with the auditor’s report thereon.

PROPOSAL #1 – ELECTION OF DIRECTORS

Management of the Corporation has nominated seven persons for election to the Board, each of which has been a member of the Board as of the dates indicated below. Management does not contemplate that any of the nominees will be unable to serve as a director. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Yukon), and the by-laws of the Corporation. The persons named in the enclosed form of proxy intend to vote for the election of all of the nominees whose names are set forth below.

The election of the directors nominated must be approved by a majority of the votes cast at the Meeting.

The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors, all other positions or offices with the Corporation and its subsidiaries now held by them, their principal occupations or employment, the year in which they became directors of the Corporation, the approximate number of Common Shares beneficially owned, directly or indirectly, by each of them, or over which they exert control or direction as of April 15, 2006.

Name and municipality of residence	Present principal occupation	Year first became director	Common Shares beneficially owned, directly or indirectly, or controlled or directed(1)		Age
Robert W. Babensee(2)(3)(5) Etobicoke, Ontario	Chief Financial Officer, Golden China Resources Corporation	2005	Nil		65
G. Michael Hobart Toronto, Ontario	Partner, Fogler, Rubinoff LLP, a law firm	2002	1,000		47
Marvin K. Kaiser St. Louis, Missouri	Retired Business Executive	Nominee	Nil		64
David W. Peat Centennial, Colorado	Financial Consultant	Nominee	Nil		53
R. David Russell(4) Aurora, Colorado	President and Chief Executive Officer of the Corporation	2002	1,024,525	(6)	49
Charles E. Stott(2)(3)(4) Evergreen, Colorado	Independent Mining Consultant	2002	2,000		72
W. S. (Steve) Vaughan(5) Toronto, Ontario	Partner, McMillan Binch Mendelsohn LLP, a law firm	2002	Nil		68

(1)

Information regarding Common Shares held does not include Common Shares issuable upon the exercise of options, warrants or other convertible securities of the Corporation.

(2)

A current member of the Audit and Finance Committee.

(3)

A current member of the Compensation Committee.

(4)

A current member of the Technical Committee.

(5)

A current member of the Nominating Committee.

(6)

100 Common Shares are held indirectly by Mr. Russell for the benefit of his minor child.

The principal occupation for the past five years for each of the nominees is set out below.

Robert W. Babensee

Robert W. Babensee was as a partner of the national accounting firm BDO Dunwoody LLP from 1984 to 2004, where he practiced as an assurance specialist. Since February 2005, Mr. Babensee has been the Chief Financial Officer of Golden China Resources Corporation, which is a TSX Venture Exchange listed natural resource company whose operating focus is in Asia. Mr. Babensee earned his CA in Ontario in 1968.

G. Michael Hobart

Michael Hobart is a partner at Fogler, Rubinoff LLP, Toronto, Ontario where he has practiced corporate and securities law since September 2002. Prior thereto he was a partner of Aylesworth Thompson Phelan O’Brien LLP, a law firm, from 1998 to 2002. He earned a B.A. at McGill University (1982) and a LL.B. at the University of New Brunswick (1985). He has held directorships and senior officer positions with several junior mineral exploration companies in Canada. Mr. Hobart was called to the Ontario Bar in 1987 and is a member of the Canadian Bar Association. Mr. Hobart also serves as assistant secretary.

Marvin K. Kaiser

Mr. Kaiser was the Executive Vice President and Chief Administrative Officer of The Doe Run Company, an international natural resource company focused on the mining, smelting, recycling and fabrication of metals, from December 1993 to February 2006. Prior thereto, he was the Chief Financial Officer of Amax, Gold Inc., an NYSE listed company, from 1989 to 1993. Mr. Kaiser earned a Bachelor of Science, Accounting, in 1963 from Southern Illinois University. He has served on the School of Accountancy Advisory Board at Southern Illinois University since 1988, including serving as the Chair for the last two years.

David W. Peat

Mr. Peat has been a financial consultant since 2004. From 2002 through 2004, Mr. Peat served as Vice President and Global Controller for Newmont Mining Corporation, a gold mining company. From 1999 through 2002, Mr. Peat served as Vice President, Finance, and Chief Financial Officer for Homestake Mining Company, a gold mining company. Mr. Peat has been a member of the Institute of Chartered Accountants of Ontario since 1978. Mr. Peat earned a Bachelor of Commerce, Honors Business Administration in 1976, and a Bachelor of Arts, Economics in 1975.

R. David Russell

Mr. Russell is a director of the Corporation and has served as the Corporation’s President and Chief Executive Officer since June 2002. Mr. Russell was a founder of Nevoro Gold Corporation in January 2002, the predecessor of Apollo Gold Corporation, and served as its President from February 2002 through June 2002. Mr. Russell was an independent mining consultant from 1999 to 2002. Mr. Russell also serves as a director of Idaho General Mines. Mr. Russell received his mining engineer degree from Montana Tech.

Charles E. Stott, Jr.

Charles Stott has been since 1995 an independent mining consultant with T.P. McNulty and Associates which provides consulting services to the mineral, metal and chemical industries. Since 2002, he has also served as a member of the board of directors of Hazen Research, Inc. Mr. Stott was a director of Getchell Gold Corporation from 1996 to 1999. He was President and Chief Executive Officer of Gold Capital Corporation from 1994 to 1995 and was President and Chief Executive Officer of Horizon Resources Corporation from 1990 to 1993. Mr. Stott served as President and Chief Executive Officer of Amax Gold Inc. from 1986 to 1989.

W.S. (Steve) Vaughan

Steve Vaughan has been a partner of McMillan Binch Mendelsohn LLP, a law firm,  since February 2002 and is the Chair of its Natural Resources Group. Prior thereto he was a partner of Aird & Berlis LLP, a law firm, from 1974 until February 2002. He has a B.Sc. and a M.Sc. degree in geology as well as a law degree and has worked in or been closely associated with all facets of the mineral exploration, mine finance and securities industries since 1955. Mr. Vaughan is a director and member of the Securities Committee of the Prospectors and Developers Association of Canada. Mr. Vaughan also serves as a director of Algoma Central Corporation, Consolidated Tanager Limited, Golden China Inc., Platte River Gold Inc., and Western Troy Capital Resources Inc.

PROPOSAL #2 – APPOINTMENT OF AUDITORS

The Board recommends the re-appointment of Deloitte & Touche LLP Chartered Accountants, of Vancouver, British Columbia, the present independent auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of the shareholders. Deloitte & Touche LLP has served as the Corporation’s independent auditors continuously since 2002. Deloitte & Touche LLP will not attend this Meeting.

The following table shows the aggregate fees billed to the Corporation for professional services by Deloitte & Touche LLP for fiscal years 2005 and 2004 (in Cdn$):

	Fiscal 2005	Fiscal 2004
Audit Fees	$691,000	$934,500
Audit-Related Fees	$182,500	$275,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$873,500	$1,209,500

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for fiscal years 2005 and 2004, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during fiscal 2005 and 2004, and for other services that are normally provided by the independent auditors  in connection with statutory and regulatory filings or engagements for the  relevant  fiscal  years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice. Of these amounts, $0 was related to tax compliance services for review of federal and state tax returns for both 2005 and 2004.

In the past, the Board has reviewed and approved the fees to be paid to the auditors. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

As discussed in the “Report of the Audit and Finance Committee” in this Circular, the Audit and Finance Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. Commencing in 2003, the Audit and Finance Committee considered and pre-approved expenditure limits for the Corporation’s auditors and reviewed and pre-approved the provision of non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditor’s independence.

It is intended that on any ballot that may be called relating to the appointment of auditors, the shares represented by proxies in favour of the management nominees will be voted in favour of the appointment of Deloitte & Touche LLP as auditors of the Corporation and the resolution authorizing the directors to fix remuneration of the auditors, unless a shareholder has specified in his proxy that his shares are to be withheld from voting on the appointment of auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services and Independent Auditors

The Audit and Finance Committee has established a policy requiring pre-approval of all audit engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all permissible non-audit services performed by the independent auditors. Such services may be approved at a meeting of the Audit and Finance Committee or by the Chairman of the Audit and Finance Committee, provided that the Chairman present any such pre-approvals to the Audit and Finance Committee at each of its scheduled meetings.

PROPOSAL #3 – AMENDMENTS TO STOCK OPTION INCENTIVE PLAN

The Corporation currently has a Stock Option Incentive Plan which has 3,874,100 Common Shares reserved for issuance pursuant to the granting of stock options of which 931,804 remain outstanding. See the section above entitled “Stock Option Plans — Stock Option Incentive Plan” for further discussion about the Stock Option Incentive Plan.

The Board has approved an amended Stock Option Incentive Plan (the “Amended Plan”) for the Corporation, subject to shareholder and regulatory approval. The purpose of the Amended Plan is to attract and motivate directors, officers, employees of and service providers to the Corporation and its subsidiaries and thereby advance the Corporation’s interests by affording such persons with an opportunity to acquire an equity interest in the Corporation through the stock options. The amendments to the Stock Option Incentive Plan, which are reflected in the Amended Plan, are as follows:

(1)

The number of Common Shares which may be issued pursuant to stock options previously granted under the Stock Option Incentive Plan and those granted under the Amended Plan may not exceed the lesser of: (a) 10% of the issued and outstanding Common Shares, from time to time; and (b) 12,139,686 Common Shares. Under the Stock Option Incentive Plan, 4,805,904 Common Shares were permitted to be issued pursuant to stock options granted.

(2)

The Amended Plan will be submitted to shareholders for approval every three years in order to renew the Amended Plan. Under the Stock Option Incentive Plan, shareholder approval was only required when the plan was amended.

(3)

Under the Amended Plan, the exercise price under stock options granted may either be in Canadian dollars or United States dollars. If the exercise price is in Canadian dollars, the exercise price shall not be lower than the closing price on the Toronto Stock Exchange on the trading day prior to the date of the grant. If the exercise price is in United States dollars, the exercise price shall not be lower than the greater of: (a) the closing price on the American Stock Exchange on the trading day prior to the date of the grant, or (b) the closing price on the Toronto Stock Exchange (such closing price converted into United States dollars using the Bank of Canada noon nominal rate of exchange on the same date as such closing price) on the trading day prior to the date of the grant. Under the Stock Option Incentive Plan, the exercise price was not permitted to be lower than the closing price on the Toronto Stock Exchange on the trading day prior to the date of the grant.

(4)

The Amended Plan includes provisions to address compliance with the deferred compensation rules contained in the recently enacted Section 409A of the United States Internal Revenue Code of 1986, as amended.

(5)

The number of options which may be issued to “Insiders” (as defined in the Amended Plan) within any one year period under the Amended Plan cannot exceed 750,000.

(6)

The Amended Plan also contains certain other clarifying changes.

New Plan Benefits

No awards will be granted under the Amended Plan until the Corporation receives shareholder approval. It is not possible to predict the individuals who will receive future awards under the Amended Plan or the number of Common Shares covered by any future award because such awards are wholly within the discretion of the Compensation Committee.

Attached hereto as Schedule “B” is the Amended Plan.

The Board is requesting shareholders to pass, with or without variation, the following resolution (the “Stock Option Plan Resolution”):

BE IT RESOLVED THAT:

(1)

The Apollo Gold Corporation Stock Option Incentive Plan (as amended and restated May 24, 2006) is hereby approved; and

(2)

any one officer or one director of the Corporation is hereby authorized and directed to do and perform all things, including, the execution of documents which may be necessary or desirable to give effect to the foregoing resolution.

The directors of the Corporation believe the passing of the Stock Option Plan Resolution is in the best interests of the Corporation and recommends that the shareholders vote in favour of the resolution. In the event the resolution is not passed, the Stock Option Incentive Plan will remain in force.

In order to be approved, the Stock Option Plan Resolution must be passed by a majority of the votes cast at the Meeting. The Board has unanimously approved the Stock Option Plan Resolution and recommends that shareholders vote FOR such resolution. Proxies received in favour of management will be voted in favour of the Stock Option Plan Resolution, unless the shareholder has specified in the proxy that his or her Common Shares are to be voted against the resolution.

APPROVAL

The contents and the sending of this Circular have been approved by the directors of the Corporation.

OTHER MATTERS

Management knows of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.

INCORPORATION BY REFERENCE

The reports of the Compensation and Audit and Finance Committees and the information under the heading “Performance Graph” shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder Proposals for Inclusion in Proxy Statement for 2007 Annual Meeting of Shareholders

To be considered for inclusion in the Corporation’s proxy statement for the 2007 annual meeting of shareholders, a shareholder proposal must be received by the Corporation no later than the close of business on February 21, 2007. Shareholder proposals must be sent to the Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. The Corporation will not be required to include in its proxy statement any shareholder proposal that does not meet all the requirements for such inclusion established by applicable law.

Other Shareholder Proposals for Presentation at 2007 Annual Meeting of Shareholders

For any proposal that is not submitted for inclusion in the Corporation’s proxy statement for the 2007 annual meeting of shareholders, but is instead sought to be presented directly at the meeting, the SEC’s rules permit management to vote proxies in its discretion if: (1) the Corporation receives notice of the proposal before the close of business on March 2, 2007, and advises shareholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) the Corporation does not receive notice of the proposal prior to the close of business on March 2, 2007. Notices of intention to present proposals at the 2007 annual meeting of shareholders should be sent to Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220.

ADDITIONAL INFORMATION

Financial information about the Corporation is contained in its comparative financial statements and Management’s Discussion and Analysis for fiscal year ended December 31, 2005, which can be obtained, at no cost to you, by sending a request to

Apollo Gold Corporation
Colorado Executive Offices
5655 South Yosemite Street, Suite 200
Greenwood Village
Colorado, 80111-3220

Attention: Melvyn Williams, Chief Financial Officer

Additional information relating to the Corporation is on SEDAR at www.sedar.com.

DATED at Denver, Colorado this 24th day of April, 2006.

By Order of the Board of Directors

(Signed)

R. David Russell
President and
Chief Executive Officer

SCHEDULE “A”

CORPORATE GOVERNANCE PROCEDURES

The Canadian securities regulatory authorities have adopted National Instrument 58-101 “Disclosure of Corporate Governance Practices” (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 “Corporate Governance Guidelines” (“NP 58-201”), which provides guidance on corporate governance practices, and in the U.S., the United States Sarbanes-Oxley Act of 2002 as well as the AMEX listing standards and corporate governance requirements (the “AMEX Standards”) require similar disclosure.

OVERVIEW OF CORPORATE GOVERNANCE PRACTICES

Assumption of Responsibilities by the Board of Directors

The Board participates fully in assessing and approving strategic plans and prospective decisions proposed by management. In order to ensure that the principal business risks borne by the Corporation are appropriate, the Board receives and comments on periodic reports from management of the Corporation’s assessment and management of such risks. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board, directly and through the Audit and Finance Committee, assesses the integrity of the Corporation’s internal control and management information systems. In 2003, the Board adopted a Disclosure Policy and appointed a Disclosure Policy Officer being an Assistant Secretary of the Corporation, to determine, among other things, the appropriateness and timing of the release of information with respect to developments at the Corporation.

The Board regularly receives reports regarding the monitoring of senior management of the Corporation and its subsidiaries. Input is received at both the Compensation Committee and Board meetings regarding the performance of senior management. Both the Compensation Committee and the Board have specifically assumed responsibility for reviewing the performance of senior management.

The Board meets at least four times each calendar year, and more frequently as required. The frequency of meetings as well as the nature of the agenda items change depending on the state of the Corporation’s affairs and in light of opportunities or risks which the Corporation faces from time to time. In 2005, the Board held 13 meetings.

Corporate Governance Principles

In 2003, the Board formally adopted a set of corporate governance principles. Those principles provide guidelines on Board size, independence of Board members, nominating and orientation of new directors, retirement and resignation of Board members, conduct of Board meetings, conflicts of interest, share ownership by directors, compensation review, assessing Board and committee performance, interaction with third parties and confidentiality. The principles also require each of the Board committees to adopt a written charter approved by the Board, as well as set out minimum numbers for committee meetings. In addition, in 2004, the Board created a Nominating Committee to comply with the AMEX Standards.

Composition of the Board of Directors

NI 58-101 and the AMEX Standards define an “independent director” as a director who is affirmatively determined by the board of directors not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

NP 58-201 states that the board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. The AMEX Standards require that each listed company must have a sufficient number of independent directors on its board of directors such that at least a majority of such directors are independent directors subject to the certain exceptions. The Corporation’s Board has determined that five of the proposed nominees for director are independent directors. Mr. Hobart is a partner of law firm that provides legal services to the Corporation, and the Board has determined that Mr. Hobart is not independent. The other director that is not independent is R. David Russell, the President and Chief Executive Officer of the Corporation.

The Chairman of the Board is Charles Stott, an independent director. The Chairman’s responsibilities include acting as liaison between the Board and the Chief Executive Officer and establishing, in consultation with the Chief Executive Officer and the Board, procedures to govern the Board’s performance. Further, the Chairman ensures that the Board operates independently of management and that directors have an independent leadership contact. As part of his responsibilities, the Chairman is responsible for obtaining peer reviews of the operation of the Board to obtain insight as to areas where the Board and its committees could be operating more effectively. The Chairman chairs all Board meetings including meetings at which only independent directors are present. During their meetings, several Board committees also hold sessions with only independent directors present.

The Board believes that the current size and composition of the Board serves the Corporation and its shareholders well. The Board believes that all of its directors, including its non-independent directors, make a valuable contribution to the Board and the Corporation. As indicated above, a majority of the Corporation’s directors are independent. The non-independent directors possess an extensive knowledge of the Corporation’s business and have extensive business experience, both of which have proven to be beneficial to the other directors, and their participation as directors contribute to the effectiveness of the Board. The Board also believes that the directors are sensitive to conflicts of interest and excuse themselves from deliberations and voting in appropriate circumstances.

See “Particulars of Matters to be Acted Upon – Election of Directors” for biographies of the nominee directors, which includes details of other boards on which the Corporation’s directors serve.

Committees

The Board has four committees: an Audit and Finance Committee, a Compensation Committee, a Technical Committee and a Nominating Committee. The Board committees are generally composed of outside directors, a majority of whom are independent directors in accordance with the AMEX Standards. All of the directors on the Compensation Committee and Nominating Committee are independent directors in accordance with NP 58-201 and the AMEX Listing Standards, except Mr. Hobart who resigned from the Compensation Committee in March 2006. The composition, mandate and certain activities of each committee are set out under “Statement of Corporate Governance Practices – Board Committees” of this Circular.

Position Descriptions

The Board has given a mandate to the Compensation Committee to develop position descriptions for senior management. Guidelines have been developed and approved by the Board which set out those matters requiring Board approval. See above under “Composition of the Board of Directors” for the position description for the Chairman of the Board.

Director Orientation and Continuing Education

In accordance with NI 58-101 and NP 58-201, the Corporation has established a process to provide an orientation and education program for new recruits to the Board. Such orientation and education program consists of details of the Corporation’s organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation. On an ongoing basis, presentations are made to the Board on various aspects of the Corporation’s operations.

Board Functioning and Independence

In accordance with the NP 58-201 and the AMEX Standards, the Corporation provides orientation to new recruits to the Board. Such orientation consists of orientation sessions with management, a review of prior Board activity, receipt of documentation including the Corporation’s articles, by-laws, policies and procedures and personal meetings with directors and management of subsidiaries.

The Board has a formal policy that all acquisitions and divestitures of a material nature require the approval of the Board. In addition, Board policy requires that all major strategic decisions, including any change in the strategic direction of the Corporation, be presented by management to the Board for approval. As part of its ongoing activity, the Board regularly receives and comments upon reports of management as to the performance of the Corporation’s business and management’s expectations and planned actions in respect thereto.

The Board reviews the adequacy and form of the compensation of directors to ensure the compensation realistically reflects the responsibility and risk involved in being an effective director. The Board has made it a priority to continue to examine and develop the processes which it follows in its deliberations in order that it will continue to fulfill its mandate.

The Board and the Chief Executive Officer engage in regular dialogue regarding the performance of the senior management team, including the Chief Executive Officer, in achieving the Corporation’s strategic objectives as determined by management and the Board. As the Board has plenary power, any responsibility which is not delegated to management or a Board committee remains with the Board.

The Board conducts in-camera sessions without management present as it deems appropriate and also conducts in-camera sessions to review the recommendations of the Compensation Committee. The Compensation Committee also conducts part of its deliberations without management present. As well, the Audit and Finance Committee has a policy to meet annually with the Corporation’s auditors without management present.

The By-laws of the Corporation provide for a system which enables an individual director to engage an outside adviser at the expense of the Corporation in appropriate circumstances. Prior approval of the Audit and Finance Committee is required for the retention of such an adviser.

The Corporation has adopted a formal policy that all members of the Board are encouraged, but not required, to attend the annual meeting of shareholders of the Corporation. All Board members attended the Corporation’s 2005 annual and special meeting held on May 19, 2005.

Shareholder Communications

The Corporation endeavours to keep all shareholders well informed as to the financial performance of the Corporation, primarily by means of its annual and quarterly reports, and by press releases. The Board has specifically adopted a disclosure policy in furtherance of these goals.

Management of the Corporation is receptive to shareholder feedback in any form. It is the policy of the Corporation to receive and respond promptly to shareholder enquiries, while being guided by legal requirements as well as the Corporation’s policies in respect to confidentiality and disclosure. Shareholders wishing to send communications to the Board of the Corporation should write to either the Chairman of the Board or the Secretary of the Corporation at the following address: Apollo Gold Corporation, 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado, 80111-3220. All such communication shall state the type and amount of Corporation securities held by the security holder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Chairman of the Board or the Secretary of the Corporation, as applicable, will forward all such communication to the members of the Board or specific Board committee.

Code of Business Conduct and Ethics

In 2003, the Corporation formally adopted a Code of Business Conduct and Ethics and related policies, which sets high standards for ethical behavior throughout the organization. The Code of Business Conduct and Ethics provides the entire organization with the same frame of reference for dealing with sensitive and complex issues such as conflicts of interest, use of information, confidentiality of personal information, confidentiality of business information, corporate opportunities, use of inside information, fair trading, protection and use of company assets, accounting practices, records retention, compliance with laws, rules and regulations, and duty to report and consequences.

In addition, in 2004 the Corporation formally adopted a Code of Ethics (the “Code”) pursuant to section 406 of SOX and the Rules of AMEX in order to provide written standards and guidance to the Corporation’s directors, principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions and any “executive officers” (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Corporation not named above. The purpose of the Code is to promote:

•

honest, and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

compliance with applicable governmental laws, rules and regulations;

•

full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Corporation;

•

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•

accountability for adherence to the Code.

The Code is posted on the Corporation’s website at www.apollogold.com.

Whistleblower Policy

The Corporation’s internal controls and corporate reporting and disclosure procedures are intended to prevent, deter and remedy any violation of the applicable laws and regulations that relate to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against shareholders. Even the best systems of control and procedures, however, cannot provide absolute safeguard against such violations.

In 2004, the Audit and Finance Committee of the Corporation formally adopted a Whistleblower Policy which governs the process through which employees and others, either directly or anonymously, can notify the Corporation’s Compliance Officer or Audit and Finance Committee of potential violations or concerns.

The Whistleblower Policy also establishes a mechanism for responding to, and keeping records of, complaints from employees and others regarding such potential violations or concerns.

SCHEDULE “B”

APOLLO GOLD CORPORATION

STOCK OPTION INCENTIVE PLAN

(as amended and restated May 24, 2006)

WHEREAS, the Company confirmed and adopted a stock option incentive plan for Eligible Persons in December 2003;

AND WHEREAS the Company wishes to confirm and adopt the Plan;

AND WHEREAS, the Plan is intended to qualify as an Incentive Stock Option Plan pursuant to Section 422 of the United States Internal Revenue Code (the “Code”).

1. DEFINITIONS

As used herein, the following terms shall have the following meanings:

(a)

“Affiliates”, each individually an “Affiliate”, means the affiliates of the Company, and for the purposes of the Plan “affiliate” shall have the meaning ascribed to that term in the Securities Act (Ontario);

(b)

“associate” shall have the meaning ascribed to that term in the Securities Act (Ontario);

(c)

“Common Shares” means the common shares in the capital of the Company as such shares are subdivided, consolidated, reclassified or changed from time to time;

(d)

“Consultant” means a person or company, other than an employee, senior officer, or director of the Company or its Affiliates, that:

(i)

is engaged to provide services to the Company or its Affiliates, other than services provided in relation to a distribution,

(ii)

provides the services under a written contract with the Company or its Affiliates, and

(iii)

spends or will spend a significant amount of time and attention on the affairs and business of the Company or its Affiliates,

and includes, for an individual consultant, a company of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner

(e)

“Eligible Person” means, subject to all applicable laws:

(i)

any employee, officer, or director of the Company or its Affiliates;

(ii)

any trust of which an employee, officer, director of the Company or its Affiliates is the sole beneficiary;

(iii)

any corporation that provides services to the Company or its Affiliates on an on-going basis and which is wholly-owned by an employee, officer or director of the Company or its Affiliates;

(iv)

any subsidiary of the Company; or

(v)

a Consultant;

(f)

“Insider” means:

(i)

an insider as defined in the Securities Act (Ontario) other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company;

(ii)

an associate of any person who is an insider by virtue of (i); and

(iii)

the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Securities Exchange Act of 1934, as amended, as determined for purposes of Section 162(m) of the Code.

(g)

“Option” means an option to purchase Common Shares granted to an Eligible Person pursuant to the terms of the Plan;

(h)

“Outstanding Issue” means the number of Common Shares that are outstanding on a non- diluted basis;

(i)

“Plan” means this amended stock option plan of the Company dated April 12, 2006;

(j)

“Share Compensation Arrangements” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to one or more Eligible Persons, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise; and

(k)

“subsidiary” shall have the meaning ascribed to that term in the Securities Act (Ontario).

2. PURPOSE OF THE PLAN

The purpose of the Plan is to (i) develop the interest of certain Eligible Persons in the growth and development of the Company, and (ii) encourage selected individuals to accept or continue employment with the Company or its Affiliates by providing them with the opportunity, through the granting of stock options, to acquire an increased proprietary interest in the Company.

3. IMPLEMENTATION

The Plan will be implemented in accordance with the terms hereof and will be structured to comply with the rules of The Toronto Stock Exchange (the “TSX”), as amended from time to time (the “TSX Rules”) and the Code.

4. ADMINISTRATION

The Plan will be administered by the board of directors of the Company (the “Board”) or, in the Board’s discretion, by a committee (the “Committee”) appointed by the Board and consisting of not less than three members of the Board. Subject to the provisions of the Plan, the Board or the Committee is authorized, in its sole discretion, to make such determinations under and such interpretations of and take such steps and actions in connection with the proper administration of the Plan and such rules and regulations concerning the granting of the Options pursuant to the Plan as it may deem necessary or advisable. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons. No member of the Board or of the Committee will be liable for any action or determination taken or made in good faith with respect to the Plan or any Options granted under it. Any determination approved by a majority of the Board or of the Committee will be deemed to be a determination of that matter by the Board or the Committee, as the case may be. Members of the Board or the Committee may be granted Options under the Plan. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), this Plan shall also be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto.

5. NUMBER OF SHARES DEDICATED TO THE PLAN

The number of Common Shares reserved for issuance, set aside and made available to the Board or Committee for the granting of Options to eligible grantees (the “Reserved Common Shares”) shall not exceed the lesser of: (a) 10% of the issued and outstanding Common Shares, from time to time; and (b) 12,139,686 Common Shares. All Options granted under the Plan will conform to all applicable provisions prescribed by the Plan and to such specific terms and conditions as may be determined by the Board or the Committee at the time of making each grant, provided that such terms and conditions are not inconsistent with the provisions hereof. Reserved Common Shares for which an Option is granted under the Plan but not exercised prior to the termination of such Option, whether through surrender, termination, lapse or otherwise, shall be available for Options thereafter granted by the Board or the Committee under the Plan. All Common Shares issued pursuant to the exercise of the Options granted under the Plan shall be issued as fully-paid and non-assessable shares.

6. ELIGIBILITY

The persons who will be eligible to be granted Options pursuant to the Plan (“Participants”) will be such Eligible Persons as the Board or the Committee shall determine. In determining Options to be granted to Participants under the Plan, the Board or Committee will give due consideration to the value of each such Eligible Person’s present and potential contribution to the success of the Company or its Affiliates.

7. GRANTING OF OPTIONS

(a)

Subject to the provisions herein set forth and after review of recommendations from time to time by management for the granting of Options, the Board or Committee shall, in its sole discretion, select those Participants to whom share Options under the Plan shall be granted (an “Optionee”), fix the number of Common Shares to be optioned to each, the date or dates on which such Options shall be granted and the terms and conditions, within the limits prescribed in paragraph 8, attaching to each Option.

(b)

Subject to the provisions contained herein, the following additional provisions shall be applicable to Options granted under the Plan:

(i)

a majority of the Reserved Common Shares will or may be issuable to Insiders of the Company;

(ii)

the Reserved Common Shares, together with all of the Company’s other previously established or proposed Share Compensation Arrangements, could result, at any time in the number of Common Shares reserved for issuance under the Plan and such other Share Compensation Arrangements exceeding the Reserved Common Shares;

(iii)

each Option shall be evidenced by a written stock option agreement (an “Option Agreement”), in form satisfactory to the Company, executed by the Company and the Optionee; provided however, that the failure by the Company, the Optionee, or both to execute an Option Agreement shall not invalidate the granting of any Option;

(iv)

the Option Agreement executed by any Eligible Person who is a U.S. taxpayer shall specify whether each Option it evidences is a non-qualified option (“NQO”) or an incentive stock option (“ISO”). Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee is in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then unless otherwise provided in the Option Agreement or by the Compensation Committee, such Options shall be NQOs to the extent of the excess above one hundred thousand dollars ($100,000). For purposes of this paragraph, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted;

(v)

no ISO granted to any person who owns, directly or by attribution, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Affiliate ( a “Ten Percent Stockholder”) shall be exercisable more than five (5) years after the date of grant;

(vi)

the exercise price per Common Share under any ISO granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value of the stock covered by the Option at the time the Option is granted; and

(vii)

if stock acquired upon exercise of an ISO is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

8. TERMS AND CONDITIONS OF THE OPTIONS

The terms and conditions of each Option granted under the Plan shall be set forth in an Option Agreement. An Option Agreement shall include the following terms and conditions:

(a)

Number of Common Shares – The Board or the Committee shall, in its sole discretion, but subject to the TSX Rules, fix the aggregate number of Common Shares which are the subject of the Option.

(b)

Option Price – The Board or the Committee shall fix the exercise price per Common Share under any Option which shall not be less than the market price per Common Share at the time of the grant.

For the purposes of this subparagraph 8(b), “market price per Common Share” at the time of grant means:

(i)

if the exercise price per Common Share under the Option is in Canadian dollars, the closing price in Canadian dollars on the Toronto Stock Exchange (or if not then traded on such exchange, the closing market price on the over-the-counter market in Toronto) of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day; or

(ii)

if the exercise price per Common Share under the Option is in United States dollars, the greater of:

(A)

the closing price in Canadian dollars (such closing price converted into United States dollars using the Bank of Canada noon nominal rate of exchange on the same date as such closing price) on the Toronto Stock Exchange of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day; and

(B)

the closing price in United States dollars on the American Stock Exchange of the Common Shares one trading day prior to the date the Option is granted by the Board or the Committee and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day, provided that if the Common Shares are not then traded on any public market, the Board in its sole discretion (but subject to compliance with the TSX Rules) shall determine “market price per Common Share” at the time of grant in accordance with Section 922 or 409A of the Code. Reference is made to paragraph 11 hereof as to the limit to grants to one person.

(c)

Payment – The full purchase price for the Common Shares purchased under the Option shall unless otherwise provided in the separate Option Agreement, be paid for in cash upon the exercise thereof. An Optionee who is not already a shareholder shall have none of the rights of a shareholder of the Company until Common Shares issuable pursuant to this Option are issued to him.

(d)

Term of Option – No Options shall be granted under this Plan after ten (10) years from the adoption of the Plan by the Board of Directors. The Board or the Committee shall fix the term of the Option which term shall not be for more than ten (10) years from the date the Option is granted, subject, in the case of a NQO, to subparagraphs (e), (f) and (g) of this paragraph 8.

(e)

Death or Disability of Optionee – In the event of the death or disability of the Optionee prior to the end of the term of the Option, where immediately prior to death or disability such Optionee was an Eligible Person, the Optionee or Optionee’s legal representative may:

(i)

exercise the Option to the extent that the Optionee was entitled to do so at the date of his death at any time up to and including, but not after, a date one (1) year following the date of death of the Optionee, or prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and at any time up to and including, but not after, a date twelve (12) months following the date of disability of the Optionee, or prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and

(ii)

with the prior written consent of the Board or the Committee, exercise the Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that the Optionee would have been entitled to otherwise had he survived or not been disabled. The Option may be exercised at any time up to and including, but not after, the respective dates set forth in paragraph (i) above.

(f)

Resignation or Discharge for Cause of Optionee – In the event of the resignation of the Optionee as an employee of the Company or an Affiliate, or the discharge for “cause” of the Optionee as an employee of the Company or an Affiliate, or in the case of any other Eligible Person, in the event of the voluntary termination by the Optionee of the contract with the Company or an Affiliate, or in the event of the termination of the contract with an Eligible Person by the Company or an Affiliate for “cause”, the Option shall in all respects, except as otherwise exercised as set forth below in paragraph (g)(ii) hereof, cease and terminate. For the purposes of the Plan, the determination by the Company that the Optionee was discharged, or that a contract was otherwise terminated for “cause”, shall be binding on the Optionee.

(g)

Other Termination of Optionee – In the event of the termination of employment of the Optionee, or in the case of any other Eligible Person, the contract with the Company or an Affiliate, other than as referred to in paragraph (f) above, the Optionee may:

(i)

exercise the Option to the extent that he was entitled to do so at the time of such termination of employment or contract, at any time up to and including, but not after, the effective date of such termination of employment or contract prior to the close of business on the day of the expiry of the term of the Option, whichever is earlier; and

(ii)

with the prior written consent of the Board or the Committee, which consent may be withheld in the Company’s sole discretion, exercise the Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that he would have been entitled to otherwise had his employment or other contractual relationship with the Company or an Affiliate been maintained for the term of the Option. The Option may be exercised at any time up to and including, but not after, a date three (3) months following the date of the said termination, or prior to the close of business on the expiry of the term of the Option, whichever is earlier.

(h)

Non-Transferability of Option – The Options granted under the Plan may not be transferred, assigned, (except by will, by laws of descent or, in the case of a NQO, pursuant to a qualified domestic relations order) encumbered or otherwise disposed of by the Optionee, provided that nothing herein shall operate to restrict the transfer of any Common Shares issued pursuant to the exercise of a particular Option granted under the Plan. During the life of the Optionee, an Option shall be exercisable only by Optionee or Optionee’s guardian or conservator.

(i)

Exercise of Option – Subject to the provisions of the Plan, an Option granted under the Plan shall be exercised from time to time by the Optionee, or in the event of death, by his legal representatives, by giving notice in writing on the notice of exercise form addressed to the Company at its registered office, to the attention of the Secretary of the Company, or to such other person as the Secretary may designate, specifying the number of optioned shares in respect of which such notice is being given, and unless otherwise specified, together with payment by cash or certified cheque in full of the purchase price for the shares being purchased.

(j)

Change of Control – Anything to the contrary in this Plan notwithstanding, Option Agreements approved by resolution of the Board or Committee in the Board’s or Committee’s discretion may provide that all or any part of the Options that are outstanding upon the occurrence of an Effective Change in Control may continue to be exercised by the Optionee holding such Options for such extended period up to and including the normal expiry date of such Options notwithstanding any termination of such Optionee’s status as an employee, officer, director or Consultant to the Company or an Affiliate that may occur on or after the date of such Effective Change in Control. As used in this paragraph 8(j), the term “Effective Change in Control” means the occurrence, within a single transaction or series of related transactions occurring within the same 12-month period, of a change in the identity of persons who individually or collectively hold rights to elect, or to approve the election of, a majority of the members of the Board, including, without limitation, transactions consisting of one or more sales or other transfers of assets or equity securities, mergers, consolidations, amalgamations, reorganizations, or any similar transactions.

(k)

Section 409A of the Code – If any payment under this Plan constitutes deferred compensation within the meaning of Section 409A of the Code and if the Plan fails to satisfy the requirements of Section 409A(2),

(3) or (4) of the Code with respect to such payment, such provision shall be operated in a manner that, in the good-faith determination of the Board or the Committee, seeks to bring the provision into compliance with those requirements while preserving as closely as possible the original intent of the provision.

9. CHANGE IN STRUCTURE OF CAPITAL/CHANGE OF CONTROL

(a)

Changes in Capital Structure – Appropriate adjustments in the number of Common Shares optioned and in the option price per Common Share, relating to Options granted or to be granted, shall be made by the Board or the Committee, in its sole discretion, to give effect to adjustments in the number of Common Shares of the Company resulting, subsequent to the approval of the Plan by the shareholders of the Company from any subdivisions, consolidations or reclassification of the Common Shares of the Company, or other relevant changes in the capital structure of the Company, or the payment of stock dividends other than in the ordinary course of business by the Company.

(b)

Corporate Transactions – In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company’s assets, or (iv) any like occurrence in which the Company is involved, the Board or the Compensation Committee may, in its absolute discretion, do one or more of the following upon ten (10) days’ prior written notice to all Optionees: (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each Optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Board or the Compensation Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such Optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new Option rights be substituted for the Option rights granted under this Plan, or that the Company’s obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation; provided that, in the good faith determination of the Board or the Committee, such action will not likely result in the imposition of additional tax or interest under Section 409A of the Code for the holder of the affected Option. The actions described in this paragraph may be taken without regard to any resulting tax consequence to the Optionee.

10. AMENDMENT OR DISCONTINUANCE OF PLAN

The Board may amend the Plan at any time subject to prior approval of the TSX and compliance with the applicable TSX Rules.

11. LIMIT TO GRANTS

(a)

The number of securities issuable to Insiders, at any time, under all security based compensation arrangements, cannot exceed 10% of the Outstanding Issue;

(b)

the number of securities issued to Insiders, within any one year period, under all security based compensation arrangements, cannot exceed 10% of the Outstanding Issue;

(c)

the number of Options issued to Insiders, within any one year period, under this Plan cannot exceed 750,000; and

(d)

the number of Common Shares reserved for issuance to any one person pursuant to the grant of Options under the Plan or otherwise may not exceed 5% of the Outstanding Issue. In addition, the issuance of Common Shares to any Insider and his or her associates under the Plan, within a one-year period, shall not exceed 5% of the Outstanding Issue.

12. MISCELLANEOUS

(a)

No Rights as a Shareholder

Nothing contained in the Plan nor in any Option granted hereunder shall be deemed to give any Optionee any interest or title in or to any Common Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option.

(b)

Approval by Shareholders

Should any regulatory authority require, the Plan shall be subject to the approval of the shareholders of the Company to be given by resolution approved by a simple majority of votes cast at the next Annual and Special Meeting of Shareholders and the approval of all regulatory authorities having jurisdiction. Notwithstanding the foregoing, certain shareholders may not be permitted to participate in a vote on the Plan as required by regulatory authorities having jurisdiction. Any Options granted prior to such approvals shall be conditional upon and suspended until such approvals have been given.

(c)

Renewal of Plan

Subject to paragraph 12(b), the approval of the Plan, as then amended and in effect, by shareholders of the Company shall be renewed at the Annual and Special Meeting of Shareholders every three years.

(d)

Employment

Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment or other relationship with the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate to terminate such employment or other relationship at any time. Participation in the Plan by a Participant is voluntary.

(e)

Record Keeping

The Company shall maintain a register in which shall be recorded:

(i)

the name and address of each Participant; and

(ii)

the number of Options granted to a Participant and the number of Options outstanding.

(f)

Administration of the Plan

The Board or the Committee is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out such Plan provided, however, that no amendment shall be made to the Plan without the prior approval of the TSX. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

(g)

Income Taxes

As a condition of and prior to participation in the Plan a Participant shall authorize the Company in written form to withhold from any remuneration otherwise payable to such Participant any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

(h)

No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

(i)

Interpretation

The Plan will be governed by and construed in accordance with the laws of the Province of Ontario.

(j)

Financial Assistance

Subject to compliance with applicable corporate and securities laws, the Board may at any time authorize the Company to loan money to a Participant in order to assist him or her to exercise Options granted under the Plan. Such loan shall be provided on a non-recourse basis, shall be non-interest bearing and shall be on such other terms and conditions to be determined from time to time by the Board.

(k)

Compliance with Applicable Law, etc.

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith. Subject to compliance with applicable securities legislation, grants of Options pursuant to the Plan may be made prior to the receipt of the necessary approvals required by the TSX Rules provided that the Option agreements evidencing such grants shall specify that they shall not be exercisable, in whole or in part, unless such approvals are received.

(l)

Option Pricing and Undisclosed Material Information

Option exercise prices shall not be determined hereunder based upon market prices which are not reflective of material information of which management is aware but which has not been publicly disclosed in accordance with applicable securities legislation unless the grantee is neither an employee nor an Insider of the Company or its Affiliates at the time that the exercise price is determined.

Apollo Gold Corporation

P R O X Y

The undersigned shareholder of Apollo Gold Corporation (the “Corporation”) hereby appoints R. David Russell, President of the Corporation, or failing him, Melvyn Williams, Chief Financial Officer of the Corporation, or instead of either of the foregoing ________________ as the nominee of the undersigned, with full power of substitution, to attend and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation to be held at the Embassy Suites Denver Tech Center, 10250 East Costilla Avenue, Centennial, Colorado, USA, on Wednesday, May 24, 2006 at the hour of 10 a.m. (Colorado Time), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, with respect to all shares registered in the name of the undersigned, the nominees named above are specifically directed to vote or withhold from voting as indicated on the reverse side hereof.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION.

WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER HEREBY GIVEN, ALL THE SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED ARE TO BE VOTED AS INDICATED ON THE REVERSE AND MAY BE VOTED IN THE DISCRETION OF THE NOMINEE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING, AND/OR IN RESPECT OF ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE. IF NO CHOICE IS SPECIFIED THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ABOVE.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING IN THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

[SEE REVERSE SIDE]

|X|   Please mark boxes as in this sample.

Directors and management recommend shareholders vote FOR the following matters:

(1) Election of Directors

G. Michael Hobart R. David Russell	Charles Stott W.S. Vaughan	Marvin K. Kaiser Robert W. Babensee David W. Peat	☐ FOR all nominees listed (excepted as indicated to the contrary below)	☐ WITHHOLD from all nominees listed

To withhold authority to vote for any individual nominee, please write that nominee’s name(s) on the line below.

_______________________________________________________________________

(2) Appointment of Auditor

FOR ☐	WITHHOLD ☐

(3) Amendments to Stock Option Incentive Plan

FOR ☐	AGAINST ☐

DATED THE ______ DAY OF _____________, 2006.

___________________________________________________________________________
                                                Name of Shareholder (please print)

Per:  _______________________________________________________________________

                                                       Signature of Shareholder

Notes:

(1)

This proxy form must be signed by the shareholder or by his attorney authorized in writing or, if the shareholder is a Corporation, by an officer or attorney thereof duly authorized.

(2)

If this proxy is not dated in the space provided, it shall be deemed to bear the date on which the form of proxy is mailed by management.